Exhibit 10.3

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (this “Agreement”), dated as of [●], 2018, among Vista Proppants and Logistics Inc., a Delaware corporation, Vista Proppants and Logistics, LLC, a Delaware limited liability company, and the holders, other than the Corporation, of LLC Units (as defined herein) from time to time party hereto.

WHEREAS, the parties hereto desire to provide for the exchange of LLC Units for shares of Class A Common Stock (as defined herein), on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

SECTION 1.1.    Definitions

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Class A Common Stock” means the Class A common stock, par value $0.01 per share, of the Corporation.

“Code” means the Internal Revenue Code of 1986, as amended.

“Corporation” means Vista Proppants and Logistics Inc., a Delaware corporation, and any successor thereto.

“Exchange” has the meaning set forth in Section 2.1(a) of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Rate” means the number of shares of Class A Common Stock for which a LLC Unit is entitled to be exchanged. On the date of this Agreement, the Exchange Rate shall be 1 for 1, subject to adjustment pursuant to Section 2.2 of this Agreement.

“Exchanging LLC Unitholder” means an LLC Unitholder initiating an Exchange.

“IPO” has the meaning set forth in Section 2.1(a) of this Agreement.

“LLC Unit” means (i) each Class A Unit (as such term is defined in the Vista Proppants and Logistics, LLC Agreement) issued as of the date hereof and (ii) each Class A Unit or other interest in Vista Proppants and Logistics, LLC that may be issued by Vista Proppants and Logistics, LLC in the future that is designated by the Corporation as a “LLC Unit.”

“LLC Unitholder” means each holder of one or more LLC Units that may from time to time be a party to this Agreement.

“Permitted Transferee” has the meaning given to such term in Section 3.1 of this Agreement.

“Unvested Units” has the meaning given to such term in the Vista Proppants and Logistics, LLC Agreement.

“Vista Proppants and Logistics, LLC” means Vista Proppants and Logistics, LLC, a Delaware limited liability company, and any successor thereto.

“Vista Proppants and Logistics, LLC Agreement” means the Third Amended and Restated Limited Liability Company Agreement of Vista Proppants and Logistics, LLC, dated on or about the date hereof, as such agreement may be amended from time to time.

ARTICLE II

SECTION 2.1.    Exchange of LLC Units for Class A Common Stock.

(a)    From and after the closing of the initial public offering and sale of Class A Common Stock (as contemplated by the Corporation’s Registration Statement on Form S-1 (File No. 333-                    )) (the “IPO”), subject to the expiration or waiver of any applicable lock-up agreement in connection with the IPO, each LLC Unitholder shall be entitled at any time and from time to time, upon the terms and subject to the conditions hereof, to surrender LLC Units (other than Unvested Units) to Vista Proppants and Logistics, LLC in exchange for the delivery to the exchanging LLC Unitholder of a number of shares of Class A Common Stock that is equal to the product of the number of LLC Units surrendered multiplied by the Exchange Rate (such exchange, an “Exchange”); provided that any such Exchange is for a minimum of the lesser of 250,000 LLC Units or all of the LLC Units (other than Unvested Units) held by such LLC Unitholder.

(b)    A LLC Unitholder shall exercise its right to make an Exchange as set forth in Section 2.1(a) above by delivering to the Corporation and to Vista Proppants and Logistics, LLC a written election of exchange in respect of the LLC Units to be exchanged substantially in the form of Exhibit A hereto, duly executed by such holder or such holder’s duly authorized attorney, in each case delivered during normal business hours at the principal executive offices of the Corporation and of Vista Proppants and Logistics, LLC. As promptly as practicable following the delivery of such a written election of exchange, Vista Proppants and Logistics, LLC shall deliver or cause to be delivered at the offices of the then-acting registrar and transfer agent of the Class A Common Stock or, if there is no then-acting registrar and transfer agent of the Class A Common Stock, at the principal executive offices of the Corporation, the number of shares of Class A Common Stock deliverable upon such Exchange registered in the name of the relevant exchanging LLC Unitholder. To the extent the Class A Common Stock is settled through the facilities of The Depository Trust Company, Vista Proppants and Logistics, LLC will, subject to Section 2.1(c) below, upon the written instruction of an exchanging LLC Unitholder, use its reasonable best efforts to deliver the shares of Class A Common Stock deliverable to such exchanging LLC Unitholder, through the facilities of The Depository Trust Company, to the account of the participant of The Depository Trust Company designated by such exchanging LLC Unitholder. The Corporation, including in its capacity as the Managing Member of Vista Proppants and Logistics, LLC, shall take such actions as may be required to ensure the performance by Vista Proppants and Logistics, LLC of its obligations under this Section 2(b) and the foregoing Section 2(a), including the issuance and sale of shares of Class A Common Stock to or for the account of Vista Proppants and Logistics, LLC in exchange for the delivery to the Corporation of a number of LLC Units that is equal to the number of LLC Units surrendered by an exchanging LLC Unitholder.

(c)    Vista Proppants and Logistics, LLC and each Exchanging LLC Unitholder shall bear their own expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, except that Vista Proppants and Logistics, LLC shall bear any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any Exchange; provided, however, that if any shares of Class A Common Stock are to be delivered in a name other than that of the LLC Unitholder that requested the Exchange, then such LLC Unitholder and/or the person in whose name such shares are to be delivered shall pay to Vista Proppants and Logistics, LLC the amount of any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, such Exchange or shall establish to the reasonable satisfaction of Vista Proppants and Logistics, LLC that such tax has been paid or is not payable.

(d)    Notwithstanding anything to the contrary herein, to the extent the Corporation or Vista Proppants and Logistics, LLC shall determine that LLC Units do not meet the requirements of Treasury Regulation section 1.7704-1(h), the Corporation or Vista Proppants and Logistics, LLC may impose such restrictions on Exchange as the Corporation or Vista Proppants and Logistics, LLC may determine to be necessary or advisable so that Vista Proppants and Logistics, LLC is not treated as a “publicly traded partnership” under Section 7704 of the Code. Notwithstanding anything to the contrary herein, no Exchange shall be permitted (and, if attempted, shall be void ab initio) if, in the good faith determination of the Corporation or of Vista Proppants and Logistics, LLC, such an Exchange would pose a material risk that Vista Proppants and Logistics, LLC would be a “publicly traded partnership” under Section 7704 of the Code.

(e)    For the avoidance of doubt, and notwithstanding anything to the contrary herein, a LLC Unitholder shall not be entitled to effect an Exchange to the extent the Corporation determines that such Exchange (i) would be prohibited by law or regulation (including, without limitation, the unavailability of any requisite registration statement filed under the U.S. Securities Act of 1933, as amended, or any exemption from the registration requirements thereunder) or (ii) would not be permitted under any other agreements with the Corporation or its subsidiaries to which such LLC Unitholder may be party (including, without limitation, the Vista Proppants and Logistics, LLC Agreement) or any written policies of the Corporation related to unlawful or inappropriate trading applicable to its directors, officers or other personnel.

(f)    The Corporation may adopt reasonable procedures for the implementation of the exchange provisions set forth in this Article II, including, without limitation, procedures for the giving of notice of an election of exchange.

(g)    Notwithstanding anything to the contrary herein, the Corporation may in its sole discretion elect to settle any Exchange hereunder by delivering shares of Class A Common Stock directly to an exchanging LLC Unitholder in exchange for such LLC Unitholder’s delivery to the Corporation of the corresponding LLC Units. Any such transaction shall otherwise be effected on the terms and in the manner provided herein and shall constitute an “Exchange” for all purposes of this Agreement.

SECTION 2.2.    Adjustment.

(a)    The Exchange Rate shall be adjusted accordingly if there is: (a) any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the LLC Units that is not accompanied by an identical subdivision or combination of the Class A Common Stock; or (b) any subdivision (by any stock split, stock dividend or distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Class A Common Stock that is not accompanied by an identical subdivision or combination of the LLC Units. If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Common Stock are converted or changed into another security, securities or other property, then upon any subsequent Exchange, an exchanging LLC Unitholder shall be entitled to receive the amount of such security, securities or other property that such exchanging LLC Unitholder would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. Except as may be required in the immediately preceding sentence, no adjustments in respect of distributions shall be made upon the exchange of any LLC Unit.

SECTION 2.3.    Class A Common Stock to be Issued.

(a)    The Corporation shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock, solely for the purpose of issuance upon an Exchange, such number of shares of Class A Common Stock as shall be deliverable upon any such Exchange; provided that nothing contained herein shall be construed to preclude Vista Proppants and Logistics, LLC from satisfying its obligations in respect of the Exchange of the LLC Units by delivery of shares of Class A Common Stock which are held in the treasury of the Corporation or Vista Proppants and Logistics, LLC or any of their subsidiaries or by delivery of purchased shares of Class A Common Stock (which may or may not be held in the treasury of the Corporation or any subsidiary thereof). The Corporation and Vista Proppants and Logistics, LLC covenant that all Class A Common Stock issued upon an Exchange will, upon issuance, be validly issued, fully paid and non-assessable.

(b)    The Corporation and Vista Proppants and Logistics, LLC covenant and agree that, to the extent that a registration statement under the Securities Act is effective and available for shares of Class A Common Stock to be delivered with respect to any Exchange, shares that have been registered under the Securities Act shall be delivered in respect of such Exchange. In the event that any Exchange in accordance with this Agreement is to be effected at a time when any required registration has not become effective or otherwise is unavailable, upon the request and with the reasonable cooperation of the LLC Unitholder requesting such Exchange, the Corporation and Vista Proppants and Logistics, LLC shall use commercially reasonable efforts to promptly facilitate such Exchange pursuant to any reasonably available exemption from such registration requirements. The Corporation and Vista Proppants and Logistics, LLC shall use commercially reasonable efforts to list the Class A Common Stock required to be delivered upon exchange prior to such delivery upon each national securities exchange or inter-dealer quotation system upon which the outstanding Class A Common Stock may be listed or traded at the time of such delivery.

ARTICLE III

SECTION 3.1.    Additional LLC Unitholders. To the extent a LLC Unitholder validly transfers any or all of such holder’s LLC Units to another person in a transaction in accordance with, and not in contravention of, the Vista Proppants and Logistics, LLC Agreement or any other agreement or agreements with the Corporation or any of its subsidiaries to which a transferring LLC Unitholder may be party, then such transferee (each, a “Permitted Transferee”) shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B hereto, whereupon such Permitted Transferee shall become a LLC Unitholder hereunder. To the extent Vista Proppants and Logistics, LLC issues LLC Units in the future, Vista Proppants and Logistics, LLC shall be entitled, in its sole discretion, to make any holder of such LLC Units an LLC Unitholder hereunder through such holder’s execution and delivery of a joinder to this Agreement, substantially in the form of Exhibit B hereto.

SECTION 3.2.    Addresses and Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by courier service, by fax, by electronic mail (delivery receipt requested) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 3.2):

(a) If to the Corporation, to:

Vista Proppants and Logistics Inc.

4413 Carey Street

Fort Worth, Texas 76119

Attention: Chief Financial Officer

Email: ksmith@vprop.com

With a copy to

Vista Proppants and Logistics, LLC

c/o Vista Proppants and Logistics Inc.

4413 Carey Street

Fort Worth, Texas 76119

Attention: Chief Executive Officer

Email: ghumphreys@vprop.com

(b) If to Vista Proppants and Logistics, LLC, to:

Vista Proppants and Logistics, LLC

c/o Vista Proppants and Logistics Inc.

4413 Carey Street

Fort Worth, Texas 76119

Attention: Chief Financial Officer

Email: ksmith@vprop.com

With a copy to

Vista Proppants and Logistics, LLC

c/o Vista Proppants and Logistics Inc.

4413 Carey Street

Fort Worth, Texas 76119

Attention: Chief Executive Officer

Email: ghumphreys@vprop.com

(c) If to any LLC Unitholder, to the address and other contact information set forth in the records of Vista Proppants and Logistics, LLC from time to time.

SECTION 3.3.    Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

SECTION 3.4.    Binding Effect. This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, executors, administrators, heirs, legal representatives and assigns.

SECTION 3.5.    Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

SECTION 3.6.    Amendment. The provisions of this Agreement may be amended only by the affirmative vote or written consent of each of (i) the Corporation, (ii) Vista Proppants and Logistics, LLC and (iii) LLC Unitholders holding a majority of the then outstanding LLC

Units (excluding LLC Units held by the Corporation); provided, however, that no amendment may materially and adversely affect the rights of a Stockholder Party (as defined in the Vista Proppants and Logistics, LLC Agreement) without the consent of such Stockholder Party.

SECTION 3.7.    Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

SECTION 3.8.    Submission to Jurisdiction; Waiver of Jury Trial.

(a)    Any and all disputes which cannot be settled amicably with respect to this Agreement, including any action (at law or in equity), claim, litigation, suit, arbitration, hearing, audit, review, inquiry, proceeding or investigation or ancillary claims of any party, arising out of, relating to or in connection with the validity, negotiation, execution, interpretation, performance or non-performance of this Agreement or any matter arising out of or in connection with this Agreement and the rights and obligations arising hereunder or thereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder or thereunder brought by a party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Chancery Court, if such court shall not have jurisdiction, any federal court located in the State of Delaware, or, if neither of such courts shall have jurisdiction, any other Delaware state court. Each of the parties hereby irrevocably submits with regard to any such dispute for itself and in respect of its property, generally and unconditionally, to the sole and exclusive personal jurisdiction of the aforesaid courts and agrees that it will not bring any dispute relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each party irrevocably consents to service of process in any dispute in any of the aforesaid courts by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized overnight delivery service, to such party at such party’s address referred to in Section 3.2. Each party hereby irrevocably and unconditionally waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action brought by any party with respect to this Agreement (i) any claim that it is not personally subject to the jurisdiction of the aforesaid courts for any reason other than the failure to serve process in accordance with this Section 3.8; (ii) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); or (iii) any objection which such party may now or hereafter have (A) to the laying of venue of any of the aforesaid actions arising out of or in connection with this Agreement brought in the courts referred to above; (B) that such action brought in any such court has been brought in an inconvenient forum and (C) that this Agreement, or the subject matter hereof or thereof, may not be enforced in or by such courts.

(b)    To the extent that any party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself, or to such party’s property, each such party hereby irrevocably waives such immunity in respect of such party’s obligations with respect to this Agreement.

(c)    EACH PARTY ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY AGREEING TO THE CHOICE OF DELAWARE LAW TO GOVERN THIS AGREEMENT AND TO THE JURISDICTION OF DELAWARE COURTS IN CONNECTION WITH PROCEEDINGS BROUGHT HEREUNDER. THE PARTIES INTEND THIS TO BE AN EFFECTIVE CHOICE OF DELAWARE LAW AND AN EFFECTIVE CONSENT TO JURISDICTION AND SERVICE OF PROCESS UNDER 6 DEL. C. § 2708.

(d)    EACH PARTY, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.

SECTION 3.9.    Counterparts. This Agreement may be executed and delivered (including by facsimile transmission or by e-mail delivery of a “.pdf” format data file) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy, by e-mail delivery of a “.pdf” format data file or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 3.9.

SECTION 3.10.    Tax Treatment. This Agreement shall be treated as part of the partnership agreement of Vista Proppants and Logistics, LLC as described in Section 761(c) of the Code and Sections 1.704-1(b)(2)(ii)(h) and 1.761-1(c) of the Treasury Regulations promulgated thereunder. As required by the Code and the Treasury Regulations, the parties shall report any Exchange consummated hereunder as a taxable sale of the LLC Units by a LLC Unitholder to the Corporation, and no party shall take a contrary position on any income tax return, amendment thereof or communication with a taxing authority unless an alternate position is permitted under the Code and Treasury Regulations and the Corporation consents in writing.

SECTION 3.11.    Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to specific performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.

SECTION 3.12.    Independent Nature of LLC Unitholders’ Rights and Obligations. The obligations of each LLC Unitholder hereunder are several and not joint with the obligations of any other LLC Unitholder, and no LLC Unitholder shall be responsible in any way for the performance of the obligations of any other LLC Unitholder hereunder. The decision of each LLC Unitholder to enter into to this Agreement has been made by such LLC Unitholder independently of any other LLC Unitholder. Nothing contained herein, and no action taken by any LLC Unitholder pursuant hereto, shall be deemed to constitute the LLC Unitholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the LLC Unitholders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby and the Corporation acknowledges that the LLC Unitholders are not acting in concert or as a group, and the Corporation will not assert any such claim, with respect to such obligations or the transactions contemplated hereby.

SECTION 3.13.    Applicable Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware, without regards to its principles of conflicts of laws.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered, all as of the date first set forth above.

VISTA PROPPANTS AND LOGISTICS INC.

By:
Name:
Title:

VISTA PROPPANTS AND LOGISTICS, LLC

By:
Name:
Title:

LLC UNITHOLDERS

Name:

Name:

Name:

Name:

Name:

[Signature Page – Exchange Agreement]

EXHIBIT A

[FORM OF]

ELECTION OF EXCHANGE

Vista Proppants and Logistics Inc.

4413 Carey Street

Fort Worth, Texas 76119

Attention: Chief Financial Officer

Vista Proppants and Logistics, LLC

c/o Vista Proppants and Logistics Inc.

4413 Carey Street

Fort Worth, Texas 76119

Attention: Chief Financial Officer

Reference is hereby made to the Exchange Agreement, dated as of                      (the “Exchange Agreement”), among Vista Proppants and Logistics Inc., a Delaware corporation, Vista Proppants and Logistics, LLC, a Delaware limited liability company, and the holders of LLC Units (as defined herein) from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Exchange Agreement.

The undersigned LLC Unitholder hereby transfers to the Corporation, for the account of Vista Proppants and Logistics, LLC, the number of LLC Units set forth below in exchange for shares of Class A Common Stock to be issued in its name as set forth below, as set forth in the Exchange Agreement.

Legal Name of LLC Unitholder:

Address:

Number of LLC Units to be exchanged:

The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Election of Exchange and to perform the undersigned’s obligations hereunder; (ii) this Election of Exchange has been duly executed and delivered by the undersigned and is the legal, valid and binding obligation of the undersigned enforceable against it in accordance with the terms thereof or hereof, as the case may be, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and the availability of equitable remedies; (iii) the LLC Units subject to this Election of Exchange are being transferred to the Corporation free and clear of any pledge, lien, security interest, encumbrance, equities or claim; and (iv) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the LLC Units subject to this Election of Exchange is required to be obtained by the undersigned for the transfer of such LLC Units to the Corporation.

The undersigned hereby irrevocably constitutes and appoints any officer of the Corporation or of Vista Proppants and Logistics, LLC as the attorney of the undersigned, with full power of substitution and resubstitution in the premises, to do any and all things and to take any and all actions that may be necessary to transfer to the Corporation, for the account of either the Corporation or Vista Proppants and Logistics, LLC, the LLC Units subject to this Election of Exchange and to deliver to the undersigned the shares of Class A Common Stock to be delivered in exchange therefor.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Election of Exchange to be executed and delivered by the undersigned or by its duly authorized attorney.

Name:

Dated:

EXHIBIT B

[FORM OF]

JOINDER AGREEMENT

This Joinder Agreement (“Joinder Agreement”) is a joinder to the Exchange Agreement, dated as of                      (the “Agreement”), among Vista Proppants and Logistics Inc., a Delaware corporation (the “Corporation”), Vista Proppants and Logistics, LLC, a Delaware limited liability company, and each of the LLC Unitholders from time to time party thereto. Capitalized terms used but not defined in this Joinder Agreement shall have their meanings given to them in the Agreement. This Joinder Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware. In the event of any conflict between this Joinder Agreement and the Agreement, the terms of this Joinder Agreement shall control.

The undersigned hereby joins and enters into the Agreement having acquired LLC Units in Vista Proppants and Logistics, LLC. By signing and returning this Joinder Agreement to the Corporation, the undersigned accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of a LLC Unitholder contained in the Agreement, with all attendant rights, duties and obligations of a LLC Unitholder thereunder. The parties to the Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Agreement by the undersigned and, upon receipt of this Joinder Agreement by the Corporation and by Vista Proppants and Logistics, LLC, the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Agreement.

Name:

Address for Notices:	With copies to:

Attention:

[INSERT APPROPRIATE INDIVIDUAL OR ENTITY SIGNATURE BLOCK FOR JOINING PARTY]